Exhibit 99.1
SEPTEMBER 2005

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about NationsHealth, including statements regarding anticipated enrollment and private sector market opportunities in Medicare Part D programs, the data to be obtained by NationsHealth through enrollment bases, NationsHealth's continued enrollment efficiency, the potential success of our strategic partnerships and joint ventures, expansion of our current Part B reimbursement program and projected financial impact of the Medicare Part D program on NationsHealth; none of which should be construed in any manner as a guarantee that such results will in fact occur. Forward- looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of NationsHealth's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the inability of our strategic partner to be awarded a Part D contract; capacity to market our joint venture to current cardholders and future Part D enrollees; projections with respect to Part D enrollment and market opportunities; ability to maintain our existing customer base and our customers' desire to take advantage of our Part D services; our dependence on key personnel; continued access to enrollment bases; uncertainty in our costs incurred in administering the Part D program; our ability to continue to grow our existing Part B reimbursement program; changes in Medicare, Medicaid, Tricare, Champus and any other state or national-based reimbursement program; changing interpretations of generally accepted accounting principles; outcomes of government reviews of NationsHealth's business practices; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which NationsHealth is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of medical products and pharmacy benefits; timing and market acceptance of new products sold by NationsHealth; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in NationsHealth's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004 and NationsHealth's other reports on file with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. NationsHealth cautions investors not to place undue reliance on the forward- looking statements contained herein. These statements speak only as of the date of this presentation and NationsHealth assumes no obligation to update or revise the information contained herein.

TODAY'S SPEAKERS Dr. Glenn Parker Chief Executive Officer Timothy Fairbanks Chief Financial Officer Dr. Sharad Mansukani Chief Strategy Officer 1

Business Overview Medicare Part B Operations Medicare Part D Operations Business Strategy Financial Results AGENDA 2

INVESTMENT HIGHLIGHTS Experienced Management Team With Unparalleled Medicare Experience Uniquely Positioned for Medicare Part D Market Opportunity Attractive and Highly Scalable Business Strategy Strong Industry and Demographic Trends Strategic Relationships with Leading Players 3

BUSINESS OVERVIEW

NationsHealth OVERVIEW NationsHealth ("the Company") was founded by Dr. Glenn Parker and Lewis Stone in June of 2002 and became a public company in 2004 The Company focuses on the healthcare needs of the senior population, providing national Medicare Part B & D services Provides national Medicare Part B services to more than 114,000 patients Partnership with Kmart to provide Medicare Part B services in retail stores Joint venture with AmerisourceBergen ("Amerisource") to deliver specialty pharmaceuticals to a patient's home or physicians office Strategic partnership with CIGNA Health Care ("CIGNA") to provide Medicare Part D benefits The Company also provides a national prescription discount card to more than 3.0 million beneficiaries Fully licensed pharmacy and distribution center 4

TIMELINE

NationsHealth has developed an integrated healthcare company focused on senior healthcare



Strategic Investment by Becton Dickinson
Merger with Millstream Acquisition Corp.
Formed Specialty Pharma Joint Venture with AmerisourceBergen
2002
2003
2004
2005
Founded by Dr. Glenn Parker & Lewis Stone
Selected as Kmart's Exclusive Part B Partner
Selected as CIGNA's Exclusive Medicare Part D PDP Partner

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HIGHLY EXPERIENCED MANAGEMENT TEAM

Name	Title	Background
Dr. Glenn Parker	Chief Executive Officer	▪ Co-founder of ParkStone Medical Information Systems ▪ Background in internal medicine ▪ M.D. from New York Medical College
Mr. Lewis P. Stone	President, Chief Information Officer	▪ Co-founder of ParkStone Medical Information Systems ▪ Co-founder of BrownStone Solutions ▪ Consultant at Andersen Consulting
Mr. Timothy Fairbanks	Chief Financial Officer	▪ Republic Services Group (NYSE: RSG) ▪ PrintSource USA
Dr. Sharad Mansukani	Chief Strategy Officer	▪ Senior advisor to the administrator of the Centers for Medicare and Medicaid Services (CMS) ▪ Member of the Bush Administration's Medicare Reform Executive Committee

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Unmanaged Unassisted Medicare Seniors Hospitalization Medicare Part A Entitlement benefit received automatically $1,000 Patient deductible per admission Prescriptions No Coverage Beneficiary pays full retail pharmacy price out of pocket Medical Supplies Medicare Part B Beneficiary pays full retail pharmacy price out of pocket and seeks reimbursement $ $ $ CURRENT SENIOR HEALTHCARE LANDSCAPE 7

Aggregate healthcare lives Assess individual healthcare needs Manage patient healthcare needs related to Part D and Part B Currently: Provide prescription drug discount card Offer Medicare Part B services to discount card base 2006+: Provide prescription drug insurance under Part D in partnership with CIGNA Offer Medicare Part B services to insurance base Market our integrated services to various payors BUSINESS OF NATIONSHEALTH 8

CURRENT SENIOR HEALTHCARE LANDSCAPE

<u>Hospitalization</u>
Medicare Part A

- Entitlement benefit received automatically
- Reduce unnecessary hospitalizations via healthier patients


NationsHealth Coordination
Informed Medicare Senior

<u>Prescriptions 2005</u>
Prescription Discount Card

- Saves an average of approximately 26% off retail price using NationsHealth Drug Discount Card

<u>Medical Supplies</u>
Medicare Part B

- Receives certain Medicare Part B covered supplies from NationsHealth with no out of pocket expense

<u>Prescriptions 2006+</u>
Medicare Part D

- Receives Medicare prescription drug coverage from NationsHealth-CIGNA

NationsHealth reduces unnecessary Medicare expenditures through coordinated healthcare

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MEDICARE PART B OPERATIONS

Beneficiaries choose to join Part B and pay a monthly premium to receive this additional coverage Part B covers physician office visits, outpatient hospital care, durable medical equipment, and a limited number of medications Part B generally pays for 80% of the cost of covered services, the beneficiary or secondary insurer is responsible for the remaining 20% NationsHealth offers its patient base additional products and services covered under Medicare Part B MEDICARE PART B 10

MEDICARE PART B BUSINESS MIX

Medicare Part B Services

- Medical supplies to patient's home
- Recurring revenue model
- Patients enrolled primarily through direct marketing on an individual basis

Medicare Part B Retail Program

- Medical supplies dispensed at participating (1,100) Kmart stores
- No payment required from patient, Kmart keeps customers in their stores
- Patients enrolled at stores, advertising placed at Kmart stores

Specialty Pharmaceutical Distribution

- Joint venture with US BioServices and Amerisource to launch January 2006
- Home and office delivery of specialty pharmaceuticals
- Both to existing NationsHealth customers and future Part D enrollees

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PART B MEDICAL SUPPLIES ECONOMICS 12

HOME DELIVERY OF MEDICAL SUPPLIES NationsHealth directly markets to Medicare-eligible seniors via television and print advertising Patients can receive the same products at home without a cash outlay The Company's call centers receive calls and both process applications and collect health data from each patient; our proprietary database includes data on over 3,000,000 individuals The Company's Part B patients can now receive the medical supplies of their choice at their homes NationsHealth bills Medicare for 80% of the charge and the customer or the customer's secondary insurer for the 20% copayment 13

NationsHealth Medicare members are able to pick-up Part B diabetes supplies at the retail pharmacy with no out of pocket expense Program currently operating in over 1,100 Kmart pharmacies Provides alternative patient acquisition channel at a very low acquisition cost Program may expand into additional Part B supplies and medications 'Kiosk' initiative gives NationsHealth a physical retail presence and Part D opportunity UNIQUE RETAIL CHANNEL PARTNERSHIP PROGRAM 14

NATIONSHEALTH SPECIALTY Rx

- Joint venture with US Bio Services Corporation/AmerisourceBergen Corp.
    - NationsHealth, Inc. owns 51%
    - AmerisourceBergen Corp. owns 49%

- Will offer specialty pharmaceutical and oncology medications to:
    - Existing 3 million cardholders
    - Future Part D enrollees
    - Managed Care Organizations
    - Other

- Monumental CAP CMS opportunity for specialty pharmaceuticals

- Joint venture will leverage NationsHealth relationship with captive customer base and AmerisourceBergen's industry experience and purchasing power

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On September 6th NationsHealth announced the sale of its Respiratory Division to Lincare [LNCR] for $16 million in cash in exchange for approximately 32,000 patients and related inventory Proceeds used to fund Part D launch Reasons for Sale: Drives Core Part D business Proceeds non-dilutive to shareholders Redirected infrastructure and employees Reimbursement cuts January 1, 2005 significantly cut the contribution of the respiratory business line Uncertain future for respiratory reimbursement - further cuts possible SALE OF RESPIRATORY DIVISION 16

MEDICARE PART D OPERATIONS

MEDICARE PART D

Senior Prescription Drug Coverage

- Largest expansion to Medicare since the program's inception - $700 billion over 10 years
- U.S. government becomes world's largest purchaser of drugs
- Designed for private sector implementation creating a $45 billion market opportunity for approved Part D plans and partners
- 20+ million anticipated to enroll; 6.7 million of which to be low-income, subsidized enrollees
- 34 regions, 11-23 competitors per region
- NationsHealth / CIGNA to compete in all 34 regions, 8-10 national players



Rx

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CIGNA NationsHealth Benefit design and administration Claims processing Pharmacy customer service Pharmacy data management No risk on claims cost Marketing & Enrollment Member management Fulfillment and member communications Premium billing and administration NATIONSHEALTH - CIGNA PARTNERSHIP 18

Existing relationship with 2 million Medicare seniors Strong relationship and experience with CMS through Part B and government approved card business Infrastructure specifically designed to enroll and service Medicare seniors in government programs Former CMS advisor and MMA architect provides a unique advantage and continued dialogue with CMS NationsHealth's PART D COMPETITIVE ADVANTAGES 19

MEDICARE PART D

NationsHealth Enrollment Potential

Audience	Approx. Size	Characteristics
NationsHealth Patients	2,000,000	Strong affinity and relationship advantage
Auto-enrolled	6,700,000	CMS to distribute these patients among eligible plans
"Free Agents"	30,000,000	NationsHealth has proven track record of success enrolling these prospects

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800,000 NationsHealth high affinity patients 1.2 million NationsHealth discount prescription drug cardholders Retail NationsHealth/Kmart Part B patients CORE MEDICARE PART D PROSPECTS The NationsHealth Eligible Patient Base 21

Revenue $14 Operating Costs* $11 Pretax Income $ 3 Enrollees 500,000 1,000,000 1,500,000 Revenue $84 $168 $252 Pretax Income $18 $36 $54 Annual Economic Contribution of Part D to NationsHealth ($ in millions) * Operating Costs include patient acquisition costs ESTIMATED MEDICARE PART D ECONOMICS NationsHealth's Estimated Economics Per Enrollee per Month 22

BUSINESS STRATEGY

THE PDP SPONSOR AND PARTNERS WILL MANAGE THE SENIOR POPULATION'S HEALTHCARE NEEDS Growth Potential Current Business Part D PDP Base Part B DME Retail Channel Expansion Specialty Pharmaceuticals/ Oncology Future MMA Opportunities (Medicare CAP Program) Managed Care Programs Disease State Management Insurance/ Financial Services 23

Marketing of Part D plans will commence in October of 2005 NationsHealth will market to patients via both television advertising and print advertising as well as directly to our patients in our proprietary database NationsHealth has contracted with the major networks for advertising airtime including exclusive timeslots with leading programs popular with our targeted demographic Plan enrollment will begin November 15, 2005 Part D Marketing Plan 24

FINANCIAL RESULTS

FINANCIAL SUMMARY Statements of Operations 25

FINANCIAL SUMMARY Balance Sheet 26

CAPITALIZATION & OWNERSHIP 27

Current Senior Healthcare Landscape Growing demographic segment=Massive private sector involvement under Medicare Part D. Prescription Discount Card Business Affinity from providing free savings= Strong Part D market. Medicare Part D Services Revolutionary private sector opportunity to drive contractual revenue stream from CIGNA. Medicare Part B Services Profitable business line further drives affinity. Additional Part B products and services to come. Retail Channel Unique distribution channel to leverage both Parts B & D. Financial Summary Investments in Part D drive historical losses; benefits of aggregation and investment begin 2006. Business Opportunities PDP sponsors will have significant control over the healthcare needs of a growing senior population. BUSINESS SUMMARY 28